1009497587v7 ARGO GROUP INTERNATIONAL HOLDINGS, INC. EXECUTIVE LONG-TERM INCENTIVE PLAN Introduction This Executive Long-Term Incentive Plan (the “Plan”) has been adopted by the Board of Directors (the “Board”) of Argo Group International Holdings, Inc. (the “Company”) effective as of October 16, 2024. The purpose of the Plan is to attract and retain senior management of the Company and its subsidiaries, to incentivize them to make decisions with a long-term view and to motivate and influence behavior on their part that is consistent with serving the interests of policyholders and maximizing value for the shareholders of the Company in a prudent manner. Capitalized terms not otherwise defined herein shall have the meanings set forth in Section 7. Plan Administration The Plan will be administered by Brookfield Wealth Solutions Ltd. (“BWS”) through its representation on the Board of the Company. All determinations of the value of the Incentive Pool and the Option Units (as hereinafter defined) will be made by BWS, in its sole discretion, and shall be final and binding on all Participants and their beneficiaries, including, without limitation, determinations with respect to: (i) the terms of the Plan and any Option Units; (ii) the rights of any person under the Plan, or the meaning of requirements imposed by the terms of the Plan or award of Option Units; (iii) the calculation of any amounts due under the Plan or in respect of Option Units; (iv) any acceleration of the vesting or payment of awards; (v) all questions of interpretation, fact, or other matters arising under the Plan; and (vi) resolving all disputes under the Plan. BWS will have ultimate authority to make any required determinations and calculations under the Plan and for implementing any changes to the Plan. BWS’ determinations shall be final, binding and conclusive upon all Participants and all other interested parties. Neither BWS nor any of its representatives nor any member of the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option Units granted hereunder. Plan Participants BWS has the authority to determine and designate from time to time any employee, officer, director, contractor, service provider or consultant of the Company or an Affiliate to receive an award under the Plan (each a “Participant”). BWS shall determine the Target Grant Value (as hereinafter defined) of an award and the number of Option Units to be granted, and the terms and conditions of such Option Units consistent with the terms of the Plan. In selecting Participants, and in determining the awards, BWS shall consider any and all factors that it deems relevant or appropriate. At the time a Participant is granted an award under the Plan, BWS shall allocate to such Participant Option Units, which shall represent a share in the Incentive Pool. Incentive Pool and Option Units (a) Incentive Pool. Subject to vesting and other terms and conditions set forth herein, an award of Option Units to a Participant shall entitle such Participant to payment based on a share of the Incentive Pool, as described in Section 6(a). The Incentive Pool will be set at the sole discretion of BWS, subject to the terms of this Section 4. A Participant’s interest in the Incentive Pool shall be expressed in a number of notional unitary interests in the Incentive Pool, as described in Section 4(b) (such interests, the “Option Units”). Exhibit 10.1

2 (b) Option Units. Each Participant who receives an award under the Plan will be allocated a number of Option Units based on the target grant value set forth in the Participant’s Grant Letter (the “Target Grant Value”), which Option Units shall equate to a share in the Incentive Pool. A total of 1,500,000 Option Units are available for allocation to Participants, subject to any discretionary increases pursuant to Section 4(c). Each Option Unit represents a $10 notional interest in the Incentive Pool, with the implied number of units outstanding in the Company’s overall pool equating to an aggregate value of $15,000,000. At any date of determination, each Participant’s percentage interest in the Incentive Pool will equal the number of Option Units granted to such Participant, divided by the maximum amount of Option Units available under the Incentive Pool (the “Participant’s Percentage Interest”). (c) Potential Adjustments. BWS may make equitable adjustments to the Incentive Pool and number of Option Units available for allocation to Participants as determined in its discretion. In the event of any such increase in the value of the Incentive Pool, the number of Option Units shall be increased in the same proportion. Any such increase shall not result in dilution or enlargement of a Participant’s rights with respect to any previously granted Option Units. (d) Allocation and Forfeiture. BWS may issue all or some portion of the Option Units in the Incentive Pool from time to time in its sole discretion. Any forfeiture of Option Units previously allocated to Participants under the Plan will be held for future grants, if any, and will not be automatically reallocated to other Participants. Any unallocated portion of the Incentive Pool shall be retained by the Company and shall be available for future awards under the Plan, if any. Any portion of the Incentive Pool that is not allocated to Participants at the time of settlement, if any, of Option Units under the Plan shall be retained by the Company. (e) Notice of Awards. Option Units shall be granted to Participants in the sole discretion of BWS. The Company shall notify each Participant of an award, including the number of Option Units allocated to such Participant, in a written notice (a “Grant Letter”). A Grant Letter may include such additional terms and conditions as determined by BWS. Vesting of Option Units (a) General. The Option Units shall be subject to time-based vesting based on a Participant’s continued Service as set forth in Section 5(b) below, and vesting may be accelerated as provided in Section 5(c) below. The Option Units may be subject to additional conditions as set forth in the applicable Grant Letter. (b) Vesting Schedule. In general, unless otherwise provided in a Grant Letter or as set forth herein, Option Units will become vested in equal annual installments at the rate of twenty percent (20%) of the total number of Option Units covered by an award on each of the first (1st) through the fifth (5th) anniversaries of the date of grant specified in the Participant’s Grant Letter (the “Grant Date”), subject to a Participant’s continuous Service through each such vesting date. Any vested Option Units shall be settled in accordance with Section 6 of the Plan. (c) Termination of Service (Normal Retirement, Early Retirement, Death or Disability). If a Participant ceases to provide Service prior to any applicable vesting date under the Plan for any reason, other than a termination for Cause or voluntary separation, but including employment termination due to Normal Retirement, Early Retirement and death or Disability, then the Participant shall forfeit all unvested Option Units for no consideration. Any portion of a Participant’s Option Units that is vested as of the date such Participant ceases to provide Service shall continue to be outstanding vested Option Units and shall be settled in accordance with Section 6 of the Plan.

3 (d) Voluntary Separation. If a Participant’s Service is voluntarily terminated for reasons other than those noted in Section 5(c) above, all of such Participant’s Option Units (whether or not vested) shall terminate and be forfeited for no consideration and cancelled without further force or effect immediately upon such termination. (e) Termination for Cause. Notwithstanding anything contained herein to the contrary, if a Participant’s Service is terminated by the Company for Cause, all of such Participant’s Option Units (whether or not vested) shall terminate and be forfeited for no consideration and cancelled without further force or effect immediately upon such termination for Cause. Settlement of Option Units (a) Amount of Payment. The amount, form and timing of any payments for Option Units shall be determined and approved by BWS in accordance with the Plan. The amount of payment, if any, in respect of a Participant’s vested Option Units shall be determined based on the Participant’s Percentage Interest, and the positive difference, if any, between Closing Value and Opening Value that is allocated to the Incentive Pool in accordance with the Plan and as determined by BWS in its sole discretion as of the end of the fiscal year immediately preceding the eighth (8th) anniversary of the Grant Date. The total amount of payment, if any, in respect of the vested Option Units shall be adjusted, if applicable, based on the Combined Ratio Multiplier. (b) Timing of Payment. Payment, if any, for an award of vested Option Units shall generally be paid in a cash lump sum within ninety (90) days after the eighth (8th) anniversary of the Grant Date of the Option Units (the “Payment Date”), only if the Closing Value exceeds the Threshold Value as of the Payment Date (and if the Closing Value does not exceed the Threshold Value as of the Payment Date, all then outstanding vested Option Units shall be canceled for no consideration). (c) Form of Payment. Payments of Option Units, if any, shall generally be made in cash by the Company (or, if applicable, the Affiliate of the Company that employs the Participant). Definitions As used herein, the following terms shall have the following meanings: (a) “Affiliate” means, with respect to any Person, any other Person which controls, is controlled by or is under common control with, directly or indirectly, such Person. For this purpose, “control” of a Person shall mean possession, directly or indirectly, of the right or power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, through rights under contracts, or otherwise. (b) “Book Value” means book value as calculated in accordance with the definition generally used by the Company in accordance with US GAAP, adjusted for material impacts as deemed necessary by BWS. (c) “Cause” has the meaning, with respect to a Participant, set forth in such Participant’s employment agreement, offer letter or similar agreement in connection with the Participant’s Service with the Company. In the absence thereof, “Cause” shall mean: (a) the willful failure of the Participant to properly carry out his or her duties or to comply with the rules and policies of the Company, or any reasonable instruction or directive of the Company, that is not cured, if curable, to the Company’s reasonable satisfaction, within ten (10) days after the Company or its designee gives written notice thereof to the Participant; (b) the Participant acting dishonestly or fraudulently, or the willful misconduct of the

4 Participant in the course of his or her employment, in each case resulting in adverse consequences to the Company, which in the case of willful misconduct only, is not cured, if curable, to the Company’s reasonable satisfaction, within 10 days after the Company or its designee gives written notice thereof to the Participant; (c) if the Participant or any member of his or her family makes any personal profit arising out of or in connection with any transaction to which the Company is a party or with which the Company is associated without making disclosure to and obtaining the prior written consent of the Company; (d) the conviction of the Participant for, or a guilty plea by the Participant to, any criminal offence punishable by imprisonment that may reasonably be considered to be likely to adversely affect the Company or the suitability of the Participant to perform his or her duties, including without limitation any offence involving fraud, theft, embezzlement, forgery, willful misappropriation of funds or property, or other fraudulent or dishonest acts involving moral turpitude; (e) the failure by the Participant to fully comply with and perform his or her fiduciary duties; (f) any other act, event or circumstance which would constitute just cause at law for termination of the Participant’s employment; or (g) any resignation by the Participant in anticipation of a termination by the Company of such Participant’s employment due to any of the above. (d) “Closing Value” means Book Value of the equity as determined as of the end of the fiscal year immediately preceding the eight (8th) anniversary of the Grant Date of the Option Units, adjusted for accumulated capital contributions received, distributions, dividends, or returns of capital, as well as other mark-to-market impacts or other adjustments deemed material by BWS. (e) “Code” means the Internal Revenue Code of 1986, as amended. (f) “Combined Ratio” means the Company’s combined ratio as calculated in accordance with the definition of “combined ratio” generally used by the Company from time to time for applicable purposes (excluding, for purposes of this Plan, performance of the Company’s Surety business unit) and determined by the Company or its Chief Financial Officer and approved by BWS, in each case, in their sole discretion. (g) “Combined Ratio Multiplier” means the multiplier that corresponds to the Combined Ratio as of the end of the fiscal year immediately preceding the eighth (8th) anniversary of the Grant Date, as determined by BWS in its sole discretion. (h) “Early Retirement” means a Participant’s retirement prior to age 65 if the Participant’s age at retirement plus years of Service with the Company is equal to at least 85. (i) “Incentive Pool” shall be the dollar amount as determined in BWS’ sole discretion. (j) “Investment Date” is November 16, 2023 or such other date as may be specified in a Grant Letter in respect of any individual grant of Option Units. (k) “Normal Retirement” means a Participant’s retirement after age 65. (l) “Opening Value” means Book Value of the equity as determined on the Investment Date, adjusted for the dollar value of any cash or other consideration contributed to or invested in the Company by BWS after the Investment Date. (m) “Person” means an individual, a partnership, a sole proprietorship, a company, a firm, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a union, a group acting in concert, a judicial authority, a governmental authority or any other entity or association of any kind. References to any Person shall include the successors and assigns thereof, except to the extent otherwise expressly provided in the Plan.

5 (n) “Service” means provision of services as an employee, officer, director or consultant to or for the benefit of the Company or an Affiliate. (o) “Threshold Value”, as of any date of determination, means an amount that represents an increase in Opening Value, adjusted for accumulated distributions, dividends, or returns of capital in accordance with US GAAP, as well as other mark-to-market impacts deemed material by BWS. The Threshold Value shall be determined by BWS in its sole discretion and will also take into consideration the effect of the Combined Ratio Multiplier. Miscellaneous (a) Tax Withholding. All payments in respect of Option Units under the Plan will be treated as ordinary compensation income for tax purposes and will be subject to all applicable tax withholdings. (b) Rights as an Award Holder. The Option Units do not constitute an equity interest in the Company or any of its Affiliates and shall not be construed as providing or creating any rights of a holder of an equity interest (including rights to distributions and to vote). Participants shall not be treated as an equity holder of the Company or any of its Affiliates as a result of being granted an award hereunder. (c) Non-Transferability; Unfunded Plan. Other than in accordance with the laws of descent and distribution, in no event shall any Option Units allocated to a Participant, nor any payment to any Participant or any right of any Participant to receive any payment arising under the Plan, be subject to alienation, sale, transfer, assignment, garnishment, pledge, encumbrance or charge. The Participant’s right to the payments under the Plan shall represent an unfunded and unsecured promise to be paid by the Company. A Participant will be a general, unsecured creditor of the Company and the Participant’s right to payments shall remain subject to the claims of the Company’s creditors. If the Company’s assets are insufficient to pay all of its creditors, each Participant recognizes that such Participant may not receive part or all of such Participant’s payments hereunder. BWS and its affiliates are not a party to and shall not have any liability for payments under the Plan. The Plan is not subject to the Employment Retirement Income Security Act of 1974. (d) Limitation of Rights. Neither the establishment of the Plan nor any grant of Option Units or payment of an amount hereunder shall be construed as conferring upon a Participant any right with respect to a continuation of Service with the Company or any of its Affiliates nor shall it interfere in any way with the right of the Company or any of its Affiliates to terminate a Participant’s Service at any time. Nothing in the Plan shall be construed to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets or limit the right or power of the Company to take any action that it deems necessary or appropriate. (e) Section 409A. All payments hereunder are intended to comply with or be exempt from Section 409A of the Code and the regulations promulgated thereunder (“Section 409A”). If a payment is deemed to be subject to Section 409A, the Company may, in its sole discretion and without a Participant’s prior consent, amend the Plan, adopt policies and procedures, or take any other necessary or appropriate actions (including actions with retroactive effect) to preserve the intended tax treatment of any such payment or comply with the requirements of Section 409A. A termination of Service shall not be deemed to have occurred for purposes of any provision of this Plan providing for the payment of any amounts or benefits considered “nonqualified deferred compensation” under Section 409A upon or following a termination of Service unless such termination is also a “separation from service” within the meaning of Section 409A, and for purposes of any such provision of this Plan, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.” If the Participant is

6 deemed on the date of termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code, then with regard to any payment or the provision of any benefit that is considered nonqualified deferred compensation under Section 409A payable on account of a “separation from service,” no such payment or benefit shall be made or provided prior to the earlier of (A) the expiration of the six-month period measured from the date of such “separation from service” of the Participant, and (B) the date of the Participant’s death (the “Delay Period”). All payments and benefits delayed pursuant to this Section 8(e) (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed on the first business day following the expiration of the Delay Period to Participant in a lump sum without interest, and any remaining payments and benefits due under this Plan shall be paid or provided in accordance with the normal payment dates specified for them herein. Except as permitted under Section 409A, any deferred compensation (within the meaning of Section 409A) payable to any Participant or for such Participant’s benefit under this Plan may not be reduced by or offset against any amount owing by the Participant to the Company or any of its Affiliates. It is intended that each payment provided under this Plan shall be a separate “payment” for purposes of Section 409A. (f) Amendment and Termination. BWS shall be entitled at any time or from time to time to amend, alter, suspend or terminate in whole or in part any or all of the provisions of the Plan; provided, that with respect to any outstanding award of Option Units, no such action shall be made without the consent of the affected Participants unless BWS shall have determined that such action would not adversely affect the right of such Participant in a material manner. (g) Successors; Governing Law. The Company’s rights and obligations hereunder shall be binding upon its successors. The Company’s rights and obligations hereunder may be assigned or transferred by the Company to, and may be assumed by and become binding upon and may inure to the benefit of, any Affiliate of the Company or transferee of all or substantially all of its assets. The validity, interpretation, and enforcement of the Plan and all awards hereunder shall be governed by the laws of the state of Delaware without regard to its conflict of laws principles and rules. IN WITNESS WHEREOF, the Company has adopted the Plan effective as of October 16, 2024.